Exhibit 10.5

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT ("SECURITY AGREEMENT") is executed as of this 17th day of May, 2005, by and between THE PEOPLES PUBLISHING GROUP, INC. (the "GRANTOR"), a corporation organized and registered under the laws of the State of Delaware with an address at 299 Market Street, Saddle Brook, New Jersey, and MANUFACTURERS AND TRADERS TRUST COMPANY (the "BANK"), a New York banking corporation having its chief executive office at One M&T Plaza, Buffalo, New York. This Security Agreement is incorporated into and made part of certain other financing documents and security agreements executed by and between the Grantor and the Bank or by and between the Borrower (as defined in the Credit Agreement dated the date hereof) and the Bank (all such documents including this Security Agreement being collectively referred to as "LOAN DOCUMENTS"). All capitalized terms not otherwise defined in this Security Agreement shall have the same meanings ascribed to such terms in the other Loan Documents.

      The Grantor has United States and foreign common law trademarks and registered trademarks listed on Schedule "A" attached hereto and made part hereof (the "TRADEMARKS") and United States and foreign copyrights and registered copyrights listed on Schedule "B" attached hereto and made part hereof (the "COPYRIGHTS").

      The Bank desires to acquire a lien and security interest on the Trademarks, and the Copyrights, together with all the goodwill of the Grantor associated therewith and represented thereby, as security for all of the Obligations (as defined in the Credit Agreement) to the Bank, and the Bank desires to have its security interest in such Trademarks and Copyrights confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office and the United States Copyright Office, respectively.

      NOW, THEREFORE, with the foregoing background deemed incorporated by reference and made part hereof, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

      1. GRANT OF SECURITY INTEREST. In consideration of and pursuant to the terms of the Loan Documents, and for other good, valuable and sufficient consideration, the receipt and sufficiency of which is hereby acknowledged, and to secure payment and performance of the Obligations, the Grantor grants a first lien and first security interest to the Bank in all its present and future right, title and interest in and to the Trademarks and Copyrights, together with all the goodwill and other intangible and tangible assets of the Grantor associated with and represented by the Trademarks and Copyrights, and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits.

      2. REPRESENTATIONS AND WARRANTIES. The Grantor represents, warrants and covenants that: (a) the Trademarks and Copyrights are subsisting and have not been abandoned, suspended, voluntarily terminated or canceled by the Grantor, have not been adjudged invalid or unenforceable, and to the best of the Grantor's knowledge, there is no reason why the Trademarks and Copyrights should be adjudged invalid or unenforceable; (b) each of the Trademarks and Copyrights is valid and enforceable; (c) the Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks and Copyrights, and each of the Trademarks and Copyrights is free and clear of any liens, charges and encumbrances, including, without limitation, pledges, assignments, licenses and covenants by the Grantor not to sue third persons; (d) the Grantor has the unqualified right to enter into this Security Agreement and perform its terms; (e) the Grantor does not own any other trademarks or copyrights other than those listed on Schedules A and B; and (f) the Grantor has used, and will continue to use for the duration of this Security Agreement, proper notice, as required by 15 U.S.C. ss.ss. 1051-1129 or similar statutes in foreign jurisdictions in connection with its use of the Trademarks and 17 U.S.C. ss.ss. 101-1332 or similar statues in foreign jurisdictions in connection with its use of the Copyrights; and (f) the Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any of the Trademarks or Copyrights may become invalidated, abandoned, unenforceable, avoided, avoidable or otherwise diminished in value, and shall notify the Bank immediately if it knows of any reason or has any reason to know of any grounds under which any of the foregoing may occur.

      3. COVENANTS. The Grantor further covenants to the Bank that until all of the Obligations have been satisfied in full: (a) the Grantor shall maintain the Trademarks and Copyrights in full force and effect; (b) the Grantor will not enter into any agreements that are inconsistent with the Grantor's obligations under this Security Agreement or which restrict or impair the Bank's rights hereunder; (c) the Grantor will take commercially reasonable care of the Trademarks and Copyrights and continue to use them as currently used in the present conduct of its business; (d) the Grantor will pay all costs necessary to obtain, preserve, and enforce the security interest granted herein; (e) the Grantor will sign any papers furnished by Bank that are necessary to obtain and maintain the security interest granted herein; (f) the Grantor will use its best efforts to prevent or halt any infringement of the Trademarks and Copyrights;
(g) upon reasonable request of the Bank, the Grantor shall make application on registrable but unregistered Trademarks and Copyrights belonging to the Grantor; and (h) if the Grantor acquires additional Trademarks and Copyrights, the provisions of this Security Agreement shall automatically apply thereto and the Grantor shall give the Bank prompt written notice thereof along with amended Schedules A and B; provided, however, that notwithstanding anything to the contrary contained in this Agreement, the Grantor shall have the right to enter into agreements in the ordinary course of business with respect to the Trademarks and Copyrights.

      4. EXCLUSIVE USE OF TRADEMARKS AND COPYRIGHTS. So long as this Security Agreement is in effect and so long as the Grantor has not received notice from the Bank that an Event of Default has occurred under the Loan Documents, the Grantor shall continue to have the exclusive right to use the Trademarks and Copyrights including licenses thereof, and the Bank shall have no right to use the Trademarks or Copyrights or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Trademarks and Copyrights to anyone else.

      5. NEGATIVE PLEDGE. The Grantor agrees not to sell, assign (by operation of law or otherwise) or further encumber its rights and interest in the Trademarks and Copyrights without prior written consent of the Bank. The Grantor shall defend the Trademarks and Copyrights against and shall take other action as is necessary to remove any lien, security interest, claim, right or other encumbrance of any nature whatsoever in or to the Trademarks and Copyrights, and will defend the right, title and interest of the Bank in and to any of the Grantor's rights under the Trademarks and Copyrights against the claims or demands of all persons whatsoever.

      6. PLEDGE OF ADDITIONAL TRADEMARKS AND COPYRIGHTS. In the event the Grantor, either itself or through any agent, employee, licensee or designee:

      (a) uses a new common law trademark or authors a new an unregistered copyright;

      (b) files or records an application for the registration of any trademark with the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, or files or records an application for the registration of any copyright with the United States Copyright Office or any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof; or

      (c) files or records any assignment of any Trademark which the Grantor may acquire, own or license from a third party, with the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or files or records any assignment of any Copyright which the Grantor may acquire, own or license from a third party, with the United States Copyright Office or any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof;

the Grantor shall promptly, but in no event more than fifteen (15) days subsequent to such use, authorship, or filing as the case may be, notify the Bank thereof, and upon request of the Bank shall promptly, but in no event more than twenty (20) days subsequent to such notice, execute and deliver any and all assignments, agreements, instruments, documents and papers as the Bank may reasonably request to evidence the Bank's interest in such trademark or copyright and the goodwill of the Grantor associated thereto or represented thereby. The Grantor hereby grants the Bank a power of attorney, irrevocable until the Obligations are fully paid and satisfied, to modify this Security Agreement by amending Schedules A and/or B, as applicable, to include any future Trademarks or Copyrights, or Licenses, including, without limitation, registrations or applications for Trademarks or Copyrights appurtenant thereto, covered by this Security Agreement.

      7. REMEDIES UPON DEFAULT. (a) Anything herein contained to the contrary notwithstanding, if and while the Grantor shall be in default hereunder or an Event of Default exists under the Loan Documents, the Grantor hereby covenants and agrees that the Bank, as the holder of the security interest herein, may take such action permitted under the Loan Documents or permitted by law, in its exclusive discretion, to use the Trademarks and Copyrights covered hereby.

            (b) For such purposes, and in the event of the Grantor's default hereunder or an Event of Default under the Loan Documents and while such default or Event of Default exists, the Grantor hereby authorizes and empowers the Bank to make, constitute and appoint any officer or agent of the Bank as the Bank may select, in its exclusive discretion, as the Grantor's true and lawful attorney-in-fact, with the power to endorse the Grantor's name on all applications, documents, papers and instruments necessary for the Bank to use the Trademarks and Copyrights or to grant or issue any exclusive or non-exclusive license under the Trademarks and Copyrights to anyone else, or necessary for the Bank to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks and Copyrights to anyone else. The Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof, except for the gross negligence or willful misconduct of such attorney. This power of attorney shall be irrevocable for the life of this Security Agreement and the Loan Documents, and until all the Obligations are satisfied in full.

            (c) The Grantor expressly acknowledges that this Security Agreement shall be recorded with the Patent and Trademark Office and the United States Copyright Office in Washington, D.C. and other appropriate offices in foreign jurisdictions. Contemporaneously herewith, the Grantor shall also execute and deliver to the Bank such documents as the Bank shall reasonably request to permanently assign all rights in the Trademarks and Copyrights to the Bank, which documents shall be held by the Bank, until the occurrence of an Event of Default hereunder or under the Loan Documents. After such occurrence, the Bank may, at its sole option, record such documents with the United States Patent and Trademark Office and the United States Copyright Office.

      8. WRITTEN CONSENT. This Security Agreement shall be subject to the terms, provisions, and conditions set forth in the Security Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

      9. INCONSISTENT WITH SECURITY AGREEMENT. All rights and remedies herein granted to the Bank shall be in addition to any rights and remedies granted to the Bank under the Loan Documents. In the event of an inconsistency between this Security Agreement and the Credit Agreement, the language of this Security Agreement shall control.

      10. TERMINATION OF AGREEMENT. Upon payment and performance of all Obligations under the Loan Documents, the Bank shall execute and deliver to the Grantor all documents necessary to re-vest all rights in and to the Trademarks and Copyrights in the Grantor and/or terminate any interest of the Bank therein.

      11. PROSECUTION OF TRADEMARK APPLICATIONS. Subject to the terms of the Loan Documents, the Grantor shall have the duty to prosecute diligently any trademark application with respect to the Trademarks pending as of the date of this Security Agreement or thereafter.

      12. RIGHT TO SUE. The Grantor shall have the right to bring suit in its own name to enforce the Trademarks or Copyrights, in which event the Bank may, if the Grantor deems it necessary or after an Event of Default under the Loan Documents, be joined as a nominal party to such suit if the Bank shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. The Grantor shall promptly, upon demand, reimburse and indemnify the Bank for all damages, reasonable costs and reasonable expenses, including attorneys' fees, incurred by the Bank in the fulfillment of the provisions of this paragraph.

      13. RESPONSIBILITY AND LIABILITY. The Grantor assumes all responsibility and liability arising from the use of the Trademarks and Copyrights, and hereby indemnifies and holds the Bank and each director, officer, employee, affiliate and agent thereof, harmless from and against any claim, suit, loss, damage or expense (including attorneys' fees and expenses) arising out of any alleged defect in any product or service manufactured, promoted or sold by the Grantor in connection with any of the Trademarks or Copyrights or otherwise arising out of the Grantor's operation of its business from the use of the Trademarks or Copyrights. In any suit, proceeding or action brought by the Bank under any License for a Trademark or Copyright for any sum owing thereunder, or to enforce any provisions of such License, the Grantor will indemnify and keep the Bank harmless from and against all expense, loss or damage suffered by reason of any defense, set off, recoupment, claim, counterclaim, reduction or liability whatsoever of the obligee thereunder or arising out of a breach of the Grantor of any obligation thereunder or arising out of any agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from the Grantor, and all such Obligations of the Grantor shall be and remain enforceable against and only against the Grantor and shall not be enforceable against the Bank.

      14. BANK'S RIGHTS. (a) The Bank may, in its sole discretion, pay any amount or do any act required of the Grantor hereunder or requested by the Bank to preserve, defend, protect, maintain, record or enforce the Grantor's obligations contained herein, the Obligations of the Grantor to the Bank, the Trademarks and Copyrights, or the right, title and interest granted the Bank herein, and which the Grantor fails to do or pay, and any such payment shall be deemed an advance by the Bank to the Grantor and shall be payable on demand together with interest thereon at the default rate specified in the Loan Documents.

            (b) Upon the occurrence of an Event of Default under the Loan Documents, the Bank may, without any obligation to do so, complete any obligation of the Grantor hereunder, in the Grantor's name or in the Bank's name, but at the Grantor's expense, and the Grantor hereby agrees to reimburse the Bank in full for all reasonable expenses, including reasonable attorney's fees, incurred by the Bank in protecting, defending and maintaining the Trademarks and Copyrights.

      15. PROTECTION OF THE TRADEMARKS AND COPYRIGHTS. The Grantor agrees that if it learns of any use by any person or any term or design likely to cause confusion with any Trademark, or of any use by any person or any work similar to any Copyright, or of any claim of any lien, security interest, claim, right or other encumbrance of any nature whatsoever in or to the Trademarks and Copyrights, the Grantor shall promptly notify the Bank of such use, lien, security interest, claim, right or other encumbrance and, if requested by the Bank, shall join with the Bank, at the Grantor's expense, in such action as the Bank, in its reasonable discretion, may deem advisable for the protection of the Bank's interest in and to the Trademarks and Copyrights, it being understood that the foregoing shall not preclude the Grantor from bringing an action against a person for the protection of the Grantor's interest in and to such Trademarks and Copyrights.

      16. GOVERNING LAW. THIS SECURITY AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES, EXCEPT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN TO THE EXTENT APPLICABLE.

      17. COUNTERPARTS. This Security Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

THE PEOPLES PUBLISHING GROUP, INC.

/s/ Michael L. DeMarco
----------------------
Print Name:  Michael L. DeMarco
Title:  Chief Financial Officer

MANUFACTURERS AND TRADERS TRUST COMPANY

/s/ Ira A. Brown
----------------
Print Name:  Ira A. Brown
Title:  Vice President

      SCHEDULE A TO SECURITY AGREEMENT - TRADEMARKS

                 APPLICATION OR                    REGISTRATION OR
TRADEMARK       REGISTRATION NO.    COUNTRY          FILING DATE
---------       ----------------    -------        ---------------

                              TRADEMARK ASSIGNMENT

      WHEREAS, THE PEOPLES PUBLISHING GROUP, INC. (the "GRANTOR") is the owner of the entire right, title and interest in and to the United States trademarks, trade names and registrations listed on Schedule A attached hereto and made a part hereof (collectively, the "TRADEMARKS"), which are registered in the United States Patent and Trademark Office or which are subject of pending applications in the United States Patent and Trademark Office; and

      WHEREAS, MANUFACTURERS AND TRADERS TRUST COMPANY, having a place of business at One M&T Plaza, Buffalo, New York, identified as the "BANK" under that certain Security Agreement to Security Agreement - Trademarks (the "SECURITY AGREEMENT") of even date herewith (the "GRANTEE") is desirous of acquiring said Trademarks;

      WHEREAS, the Grantee has a security interest in the assets of the Grantor adequate to carry on the business of the Grantor; and

      WHEREAS, the Security Agreement provides that this Assignment shall become effective upon the occurrence of an Event of Default as defined in the Security Agreement dated as of May 17, 2005 by and between the Grantor and the Grantee.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Grantor, for itself and its successors and assigns does hereby collaterally transfer, assign and set over unto Grantee, its successors, transferees and assigns, all of its present and future right, title and interest in and to the Trademarks, the goodwill of the business associated with such Trademarks and all proceeds thereof and all rights and proceeds associated therewith.

      IN WITNESS WHEREOF, the undersigned has caused this Trademark Assignment to be executed by its duly authorized officer on this 17th day of May, 2005.

WITNESS / ATTEST:                  THE PEOPLES PUBLISHING GROUP, INC.

                                   /s/ Michael DeMarco
                                   -------------------
                                                                         (SEAL)
Print Name:__________________      Print Name:  Michael L. DeMarco

Title:_______________________      Title:  Chief Financial Officer
Include title only if an
officer of entity signing to
the right)

         SCHEDULE B TO SECURITY AGREEMENT - COPYRIGHTS

                  APPLICATION OR                         REGISTRATION OR
COPYRIGHT         REGISTRATION NO.       COUNTRY           FILING DATE
---------         ----------------       -------         ---------------

                              COPYRIGHT ASSIGNMENT

      WHEREAS, THE PEOPLES PUBLISHING GROUP, INC. (the "GRANTOR") is the owner of the entire right, title and interest in and to the United States copyrights and registrations listed on Schedule B attached hereto and made a part hereof (collectively, the "COPYRIGHTS"), which are registered in the United States Copyright Office or which are subject of pending applications in the United States Copyright Office; and

      WHEREAS, MANUFACTURERS AND TRADERS TRUST COMPANY, having a place of business at One M&T Plaza, Buffalo, New York, identified as the "BANK" under that certain Security Agreement to Security Agreement - Copyrights (the "SECURITY AGREEMENT") of even date herewith (the "GRANTEE") is desirous of acquiring said Copyrights;

      WHEREAS, the Grantee has a security interest in the assets of the Grantor adequate to carry on the business of the Grantor; and

      WHEREAS, the Security Agreement provides that this Assignment shall become effective upon the occurrence of an Event of Default as defined in the Security Agreement dated as of May 17, 2005 by and between the Grantor and the Grantee.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Grantor, for itself and its successors and assigns does hereby collaterally transfer, assign and set over unto Grantee, its successors, transferees and assigns, all of its present and future right, title and interest in and to the Copyrights and all rights and proceeds associated therewith.

      IN WITNESS WHEREOF, the undersigned has caused this Copyright Assignment to be executed by its duly authorized officer on this 17th day of May, 2005.

WITNESS / ATTEST:                  THE PEOPLES PUBLISHING GROUP, INC.

                                   /s/ Michael L. DeMarco
                                   ----------------------
                                                                        (SEAL)
Print Name:__________________      Print Name:  Michael L. DeMarco

Title:_______________________     Title:  Chief Financial Officer
(Include title only if an
officer of entity signing to
the right)